SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2003

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-11377	CINERGY CORP.	31-1385023
(A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500

Item 7.  Financial Statements and Exhibits

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits.

Exhibit Number	Description

99.1	Cinergy Corp. Second Quarter 2003 Earnings Release
99.2	Cinergy Corp. Consolidated Statements of Income and Comprehensive Income For the Periods Ended June 30, 2003 and 2002 (unaudited)
99.3	Cinergy Corp. Consolidated Balance Sheets
99.4	Cinergy Corp. Business Segment Summary Information For the Quarter Ended June 30, 2003 (unaudited)
99.5	Cinergy Corp. Business Segment Earnings Driver Analysis For the Quarter Ended June 30, 2003 (unaudited)
99.6	Cinergy Corp. Business Segment Summary Information For the Year to Date June 30, 2003 (unaudited)
99.7	Cinergy Corp. Business Segment Earnings Driver Analysis For the Year to Date June 30, 2003 (unaudited)

Item 12.  Results of Operation and Financial Condition

On July 24, 2003, Cinergy Corp. issued a press release announcing its second quarter 2003 earnings.  A copy of the press release and related attachments are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 and are incorporated into this Report by reference.

The information in this Form 8-K is furnished under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.

Dated: July 25, 2003	By	/s/ David L. Wozny
Name: David L. Wozny
Title: Controller